Exhibit 10.3

LIMITED CONSENT AND SECOND AMENDMENT

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

LAREDO PETROLEUM, INC.,

as Borrower,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

THE GUARANTORS SIGNATORY HERETO,

AND

THE BANKS SIGNATORY HERETO

LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This LIMITED CONSENT AND SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of November 23, 2011, is among LAREDO PETROLEUM, INC., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with Borrower, the “Obligors”); each of the Banks that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Banks (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.            Borrower, Administrative Agent and the Banks are parties to that certain Third Amended and Restated Credit Agreement dated as of July 1, 2011 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Banks have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of Borrower.

B.            Borrower has advised Administrative Agent and the Banks that Parent has formed a wholly-owned Subsidiary, Laredo Petroleum Holdings, Inc., a Delaware corporation (the “New Parent”), for purposes of making a public offering of Equity in the New Parent.  In connection with such public offering, (1) Parent will be merging with the New Parent with the New Parent being the surviving entity and (2) all of the outstanding preferred equity units and certain series of incentive equity units of Parent will be exchanged into shares of the New Parent’s common stock in accordance with the Limited Liability Company Agreement of Parent (such transactions, collectively, the “IPO Related Corporate Reorganization”).

C.            Borrower has advised Administrative Agent and the Banks that certain parts of the IPO Related Corporate Reorganization are prohibited by Sections 8.3 and 9.4 of the Credit Agreement and that Section 9.8 of the Credit Agreement restricts certain transactions with Affiliates which could include the IPO Related Corporate Reorganization.

D.            Borrower has requested that the Banks enter into this Second Amendment to (1) grant their consent to the IPO Related Corporate Reorganization, and (2) amend certain terms of the Credit Agreement in certain respects in connection with the IPO Related Corporate Reorganization.

E.             Subject to and upon the terms and conditions set forth herein, the Banks have agreed to Borrower’s requests.

F.             NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement (as hereby amended).  Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

Section 2.               Amendments to the Credit Agreement and other Loan Papers.  In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 2.

2.1           Additional Definitions.  Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“IPO Related Corporate Reorganization” has the meaning given such term in the Second Amendment.

“IPO Related Corporate Reorganization Effective Date” means the date on which the IPO Related Corporate Reorganization is consummated.

“New Parent” means Laredo Petroleum Holdings, Inc., a Delaware corporation.

“Second Amendment” means that certain Limited Consent and Second Amendment to Third Amended and Restated Credit Agreement dated as of November     , 2011 among Borrower, the Guarantors party thereto, the Banks party thereto, and Administrative Agent.

2.2           Amended and Restated Definitions.  The definitions of “Change of Control” and “Parent” contained in Section 1.1 of the Credit Agreement shall be amended and restated to read in full as follows:

“Change of Control” means the occurrence of any of the following whether voluntary or involuntary, including by operation of law:  (a) any Credit Party other than Parent or Borrower shall cease to be a wholly-owned Subsidiary of Borrower, (b) Borrower ceases to be a direct, wholly-owned Subsidiary of Parent, (c) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than the Permitted Holders, of Equity representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity of Parent, (d) occupation of a majority of the seats (other than vacant seats) on the board of directors of Parent by Persons who (i) prior to the consummation of the IPO Related Corporate Reorganization were neither (A) nominated by the board of directors of Parent or in accordance with the Unit Subscription Agreement of Parent dated May 21, 2007 or the Series A-2 Preferred Unit Subscription Agreement of Parent dated October 15, 2008 nor (B) appointed by directors so nominated, and (ii) from and after the consummation of the IPO Related Corporate Reorganization, were not (A) on the board of directors on the IPO Related Corporate Reorganization Effective Date, (B) nominated by the board of directors of Parent, or (C) appointed by directors a majority of whom were on the board of directors on the IPO Related Corporate Reorganization Effective Date or so nominated, or (e) the acquisition of direct or indirect control of Parent by any Person or group other than the Permitted Holders.

“Parent” means (a) prior to the consummation of the IPO Related Corporate Reorganization, Laredo Petroleum, LLC, a Delaware limited liability company, and (b) from and after the consummation of the IPO Related Corporate Reorganization, New Parent.

2.3           Amendment to Collateral and Guaranties Section.  A new Section 5.5 is hereby added to the Credit Agreement and shall read in full as follows:

“Section 5.5           New Parent.  On the IPO Related Corporate Reorganization Effective Date, Borrower shall cause New Parent to execute and deliver to Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent, (a) such supplements to and/or reaffirmations of the Facility Guaranty and the Security Agreement that Administrative Agent may reasonably request, which documents and agreements will provide that (i) one hundred percent (100%) of the issued and outstanding Equity of Borrower will continue to be pledged to Administrative Agent for the benefit of the Banks to secure the Obligations as required by Section 5.1(a) and (ii) New Parent will, and as a successor by merger to the obligations of Laredo Petroleum, LLC, will continue to, guarantee payment and performance of the Obligations as required by Section 5.3, and (b) such other additional UCC-1 financing statements, closing documents, certificates, authorizing resolutions, organizational documents of New Parent, and legal opinions that Administrative Agent may reasonably request.”

2.4           Amendment to Restricted Payments Covenant.  Section 9.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 9.2           Restricted Payments.  Borrower will not, nor will Borrower permit any other Credit Party to, declare, pay or make, or incur any liability to declare, pay or make, any Restricted Payment, except that, (a) prior to the consummation of the IPO Related Corporate Reorganization, so long as no Event of Default or Borrowing Base Deficiency exists, (i) Parent may declare and pay dividends with respect to its Equity pursuant to, but not in excess of the amounts required under, Section 6.1(b) of its Limited Liability Company Agreement, as in effect on, and certified to the Administrative Agent and the Banks as of, the Closing Date and (ii) Borrower and its Subsidiaries may declare and pay dividends ratably with respect to their Equity in amounts sufficient to permit the Parent to declare and pay dividends as contemplated by clause (i) above, and (b) from and after the consummation of the IPO Related Corporate Reorganization, Parent may declare and pay dividends with respect to its Equity payable solely in additional shares of its Equity (or in de minimis amounts of cash payable in lieu of partial shares of its Equity).”

2.5           Amendment to Events of Default Section.  Section 11.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)         any Credit Party shall fail to observe or perform any covenant or agreement applicable thereto contained in Section 4.4, Section 5.5, Section 8.1(d), Section 8.3(a), Section 8.5, Article IX, or Article X;”

Section 3.               Limited Consent.  In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, and notwithstanding any provision of the Credit Agreement that may prohibit the IPO Related Corporate Reorganization (including, without limitation Section 8.3, Section 9.4 and Section 9.8 of the Credit Agreement), the Required Banks hereby consent to the IPO Related Corporate Reorganization provided that the IPO Related Corporate Reorganization is consummated substantially in accordance with Amendment No. 2 to Form S-1 of New Parent filed with the United States Securities and Exchange Commission on November 14, 2011, pursuant to a merger agreement and/or other documentation that has been provided to and approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed).

Administrative Agent and the Required Banks further acknowledge and agree that, notwithstanding anything to the contrary contained in Section 8.1(o) of the Credit Agreement and Section 4.4 of the Security Agreement, Administrative Agent has received sufficient advance notice of the IPO Related Corporate Reorganization.  The limited consent granted in this Section 3 is limited solely to the IPO Related Corporate Reorganization.  Nothing contained herein shall be deemed a consent to, or waiver of, any other action or inaction of any Credit Party which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Paper.  Neither the Banks nor Administrative Agent shall be obligated to grant any future waivers, consents or amendments with respect to any other provision of the Credit Agreement or any other Loan Paper.

Section 4.               Conditions Precedent.  The effectiveness of this Second Amendment is subject to the following:

4.1           Administrative Agent shall have received counterparts of this Second Amendment from the Obligors and the Required Banks.

4.2           Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of this Second Amendment.

4.3           Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.

4.4           New Parent shall have filed Amendment No. 3 to Form S-1 of New Parent with the United States Securities and Exchange Commission.

Administrative Agent shall notify Borrower and the Banks of the effectiveness of this Second Amendment, and such notice shall be conclusive and binding.

Section 5.               Representations and Warranties; Etc.  Each Obligor hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Paper to which such Obligor is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date), (b) no Defaults exist under the Loan Papers or will, after giving effect to this Second Amendment, exist under the Loan Papers and (c) no Material Adverse Change has occurred.

Section 6.               Miscellaneous.

6.1           Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

6.2           Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (a) acknowledges the terms of this Second Amendment, (b) ratifies and affirms its obligations under the Facility Guaranty and the other Loan Papers to which it is a party, (c) acknowledges, renews and extends its continued liability under the Facility Guaranty and the other Loan Papers to which it is a party and (d) agrees that its guarantee under the Facility Guaranty and the other Loan Papers to which it is a party remains in full force and effect with respect to the Obligations as amended hereby.

6.3           Counterparts.  This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

6.4           No Oral Agreement.  THIS WRITTEN SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5           Governing Law.  THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.6           Payment of Expenses.  Borrower agrees to pay or reimburse Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

6.7           Severability.  Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8           Successors and Assigns.  This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first written above.

BORROWER:	LAREDO PETROLEUM, INC.

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

GUARANTORS:	LAREDO PETROLEUM, LLC

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

LAREDO PETROLEUM TEXAS, LLC

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

LAREDO GAS SERVICES, LLC

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

LAREDO PETROLEUM — DALLAS, INC.,
f/k/a Broad Oak Energy, Inc.

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Bank

By:	/s/ Tom K. Martin
Tom K. Martin
Director

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Stephen J. Hoffman
Name:	Stephen J. Hoffman
Title:	Managing Director

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Bank

By:	/s/ Charles B. Vaughters
Name:	Charles B. Vaughters
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE, as a Bank

By:	/s/ David Bornstein
Name:	David Bornstein
Title:	Director

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

UNION BANK, N.A., as a Bank

By:	/s/ Josh Patterson
Name:	Josh Patterson
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC., as a Bank

By:	/s/ Joe Bliss
Name:	Joe Bliss
Title:	Managing Director

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS, as a Bank

By:	/s/ Polly Schott
Name:	Polly Schott
Title:	Director

By:	/s/ Matthew A. Turner
Name:	Matthew A. Turner
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF SCOTLAND plc, as a Bank

By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Bank

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK, as a Bank

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, NA dba BANK OF OKLAHOMA,
as a Bank

By:	/s/ Pam P. Schloeder
Name:	Pam P. Schloeder
Title:	Senior Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST, as a Bank

By:	/s/ Parul June
Name:	Parul June
Title:	Assistant Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK, as a Bank

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Assistant Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Bank

By:	/s/ Ashwin Ramakrishna
Name:	Ashwin Ramakrishna
Title:	Authorized Signatory

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT